UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2004

Internap Network Services Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

We are filing this Current Report on Form 8-K in connection with our proposed public offering of up to 45,653,536 shares of our common stock, including up to 10,653,536 shares to be sold by certain selling stockholders, under a registration statement on Form S-3 that we filed with the Securities and Exchange Commission on January 13, 2004. Certain information included as part of that registration statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 9, 2004, Anthony C. Naughtin resigned from our board of directors.

We have made an application to list our common stock on the American Stock Exchange. Our common stock is currently traded on the Nasdaq SmallCap Market under the symbol “INAP.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1         Supplemental Information

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

Date: January 13, 2004	By: /s/ Walter G. Desocio
Walter G. Desocio Vice President—Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

99.1	Supplemental Information